UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

DUKE ENERGY CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY CAROLINAS, LLC

 (Exact Name of Registrant as Specified in its Charter)

North Carolina	001-04928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina  28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01.   Other Events.

On July 1, 2011, Duke Energy Carolinas, LLC (“Duke Energy Carolinas”) filed a rate case with the North Carolina Utilities Commission (the “NCUC”) to request an average 15 percent increase in retail revenues, or approximately $646 million, with an overall rate of return of 8.64%.  If approved by the NCUC, rates would likely go into effect in February 2012.

An overview providing additional detail on the filing is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits.

99.1                           Duke Energy Carolinas Summary of Rate Case Filing in North Carolina

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: July 1, 2011	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive, Chief Legal Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: July 1, 2011	By:	/s/ Marc E. Manly
	Name:	Marc E. Manly
	Title:	Group Executive and Chief Legal Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Duke Energy Carolinas Summary of Rate Case Filing in North Carolina